UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KOHL’S CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Control Number YOUR VOTE COUNTS You invested in Kohl's Corporation and it is time to vote 2023 Annual Meeting of Shareholders Vote by May 9, 2023 11:59 PM ET You have the right to vote on proposals being presented at the 2023 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 10, 2023. Get information before you vote View the Form 10-K and Proxy Statement online at www.FCRVote.com/KSS or you can receive a free paper or email copy of the materials by requesting prior to May 3, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may: Visit www.FCRVote.com/KSS Call (800) 218.1709 Email Proxy@firstcoastresults.com 1. 2. 3. Unless requested, you will not receive a paper copy of the proxy materials. Join the Virtual Meeting: May 10, 2023 8:00 AM CT www.cesonlineservices.com/kss23_vm For more information and to vote visit www.FCRVOTE.com/KSS

Vote at www.FCRVote.com/KSS 1. Election of Directors Nominees: 01 Michael J. Bender 04 Christine Day 07 Thomas A. Kingsbury 10 John E. Schlifske 02 Peter Boneparth 05 H. Charles Floyd 08 Robbin Mitchell 11 Adrianne Shapira 03 Yael Cosset 06 Margaret L. Jenkins 09 Jonas Prising For 2. To approve, by an advisory vote, the compensation of our named executive officers For 3. To hold an advisory vote on the frequency of future shareholder advisory votes on the compensation of our named executive officers 1 Year 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2024 For To consider and act upon any other business that may properly come before the meeting or any adjournment thereof Control Number This communication is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to access and review the proxy materials before voting on these important matters. THIS IS NOT A VOTABLE BALLOT 2023 Annual Meeting of Shareholders Vote by May 9, 2023 11:59 PM ET Voting Items Board Recommends